                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 17, 2000


                            PRECISION CASTPARTS CORP.
             (Exact name of registrant as specified in its charter)


State of Oregon                        1-10348            93-0460598
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(State or other jurisdiction of        (Commission       (IRS Employer
 incorporation or organization)         File No.)         Identification No.)


4650 SW Macadam, Suite 440, Portland, Oregon                       97201-4254
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(Address of principal executive offices)                           (Zip Code)


                                 (503) 417-4800
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              (Registrant's telephone number, including area code)



                                    No Change
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(Former name, former address and former fiscal year, if changed since last report)


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ITEM 5.  OTHER INFORMATION.

         Precision Castparts Corp. ("PCC") has prepared a discussion of its business segments, which reflects certain modifications as a result of PCC's recent acquisition of Wyman-Gordon Company. This discussion is filed herewith as Exhibit 99.1. In addition, PCC has prepared a discussion relating to environmental regulations and related liabilities. This discussion is filed herewith as Exhibit 99.2. PCC has also prepared unaudited pro forma combined financial information, including unaudited pro forma combined statements of income data for the nine months ended December 26, 1999 for PCC and Wyman-Gordon. This pro forma information is filed herewith as Exhibit 99.3.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

        99.1     Discussion of Business Segments.

        99.2     Discussion of Environmental Regulations and Related
                 Liabilities

        99.3     Unaudited Pro Forma Combined Financial Information.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 17, 2000

                                     PRECISION CASTPARTS CORP.


                                     /s/ William D. Larsson
                                     -----------------------------------
                                     William D. Larsson
                                     Vice President and Chief Financial Officer





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                                  EXHIBIT INDEX


  Exhibit No.                       Description
  -----------                       -----------

  99.1          Discussion of Business Segments.

  99.2          Discussion of Environmental Regulations and Related Liabilities

  99.3          Unaudited Pro Forma Combined Financial Information.